March 18, 2020

Keith O’Connell, Esquire
U.S. Securities & Exchange Commission (“SEC”)
Division of Investment Management
100 F Street, N.E.
Washington, D.C. 20549

Re:  T. Rowe Price Small-Cap Value Fund, Inc.

     T. Rowe Price Small-Cap Value Fund—Advisor Class

     T. Rowe Price Small-Cap Value Fund—I Class

     T. Rowe Price Small-Cap Value Fund—Z Class

   File Nos. 002-43237/811-2215

Dear Mr. O’Connell:

This letter accompanies our filing of the information contained in these eXtensible Business Reporting Language (“XBRL”) exhibits relating to the above-referenced fund’s prospectus filed under Rule 497(c) on March 2, 2020. This amendment is being filed solely for the purpose of submitting interactive data files that contain the risk/return summary information set forth in response to Items 2, 3, and 4 of Form N-1A.

Please contact me at 410-345-2446, or in my absence, Brian R. Poole at 410-345-6646, if we may be of further assistance.

Sincerely,

/s/Charina Jones
Charina Jones